UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                            MemberWorks Incorporated
             (Exact name of registrant as specified in its charter)


          Delaware                   0-21527                     06-1276882
----------------------------     ----------------         ----------------------
(State or other jurisdiction     (Commission File             (I.R.S. Employer
      of incorporation)               Number)             Identification Number)


                680 Washington Blvd. Stamford, CT        06091
        ----------------------------------------------------------------
            (Address of principal executive offices)   (zip code)


       Registrant's telephone number, including area code: (203) 324-7635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.    Corporate Governance and Management.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefits Plan.

         On November 15, 2004, MemberWorks Incorporated (the "Company") launched a tender offer for up to 500,000 shares of its common stock. In connection with this tender offer, the Company sent a notice to its directors and executive officers informing them that a blackout period is expected to begin on December 13, 2004 and end during the week of December 19, 2004.

         A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Exhibit No.        Description of Document
-----------        -----------------------

99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEMBERWORKS INCORPORATED
                                          (Registrant)



                                          By:    /s/  GEORGE W. M. THOMAS
                                             ---------------------------
                                              Name:   George W. M. Thomas
                                              Title:  Senior Vice President,
                                                      General Counsel


Date:  November 15, 2004